______________________________________________________________________________

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________

FORM T-1

Statement of Eligibility Under
The Trust Indenture Act of 1939 of a
Corporation Designated to Act as Trustee
Check if an Application to Determine Eligibility of
a Trustee Pursuant to Section 305(b)(2)___

_______________________________________________________

U.S. BANK TRUST NATIONAL ASSOCIATION
(Exact name of Trustee as specified in its charter)

41-1973763
I.R.S. Employer Identification No.

              300 East Delaware Avenue, 8th Floor
             Wilmington, Delaware                                                           19809
             (Address of principal executive offices)                                     (Zip Code)

James Vellanti
U.S. Bank Trust National Association
100 Wall Street, Suite 1600
New York, NY 10005
Telephone (212) 361-2506
(Name, address and telephone number of agent for service)

NORFOLK SOUTHERN CORPORATION
(Exact name of obligor as specified in its charter)

                        Virginia                                                                                   52-1188014
                        (State or other jurisdiction of                                                     (I. R. S. Employer
                        incorporation or organization)                                                    Identification No.)

                        Three Commercial Place                                                         23510-2191
                        Norfolk, Virginia
                        (Address of principal executive offices)                                 (Zip Code)

___________________

DEBT SECURITIES

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FORM T-1

Item 1.      GENERAL INFORMATION.  Furnish the following information as to the Trustee.

a)      Name and address of each examining or supervising authority to which it is subject.
           Comptroller of the Currency
           Washington, D.C.

                  b)   Whether it is authorized to exercise corporate trust powers.
                              Yes

Item 2.     AFFILIATIONS WITH OBLIGOR.  If the obligor is an affiliate of the Trustee, describe each such affiliation.
        None

Items 3-15      The Trustee is a Trustee under other Indentures under which securities issued by the obligor are outstanding.  There is not and there has not been a default with respect to the securities outstanding under other such Indentures.

Item 16.     LIST OF EXHIBITS:  List below all exhibits filed as a part of this statement of eligibility and qualification.

                  1.   A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to Exhibit 1 of Form T-1, Document 6 of Registration No. 333-84320.

                  2.   A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to Exhibit 2 of Form T-1, Document 6 of Registration No. 333-84320.

                  3.   A copy of the certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to Exhibit 3 of Form T-1, Document 6 of Registration No. 333-84320.

                  4.   A copy of the existing bylaws of the Trustee, as now in effect, incorporated herein by reference to Exhibit 4 of Form T-1, Document 6 of Registration No. 333-113995.

                  5.   Not applicable.

                  6.   The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to Exhibit 6 of Form T-1, Document 6 of Registration No. 333-84320.

                  7.   A copy of the Report of Condition of the Trustee as of June 30, 2004, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

                  8.   Not applicable.

                  9.   Not applicable.

SIGNATURE

            Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 2nd day of August, 2004.

                                                            U.S. BANK TRUST NATIONAL ASSOCIATION

                                                            By:       /s/ Patrick J. Crowley
                                                            Name:   Patrick J. Crowley
                                                            Title:    Vice President

Exhibit 7

U.S. Bank Trust National Association
Statement of Financial Condition
As of June 30, 2004

($000's)

                                                                                                   6/30/2004

Assets
      Cash and Due From Depository Institutions                            $385,910
      Fixed Assets                                                                                   449
      Intangible Assets                                                                      111,204
      Other Assets                                                                              29,457
            Total Assets                                                                  $527,020

 Liabilities
       Other Liabilities                                                                       $15,052
      Total Liabilities                                                                     $15,052

 Equity
      Common and Preferred Stock                                                   $1,000
      Surplus                                                                                    505,932
      Undivided Profits                                                                         5,036
            Total Equity Capital                                                      $511,968

Total Liabilities and Equity Capital                                         $527,020

____________________________________________________________________________________

To the best of the undersigned's determination, as of this date the above financial information is true and correct.

U.S. Bank Trust National Association

By:       /s/_Patrick J. Crowley
            Name  Patrick J. Crowley
            Title  Vice President

Date:  September 27, 2004